UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on May 6, 2015. Shareholders voted on and approved each of the matters set forth below.

The re-election of four Class II directors to serve as members of the Supervisory Board until the annual meeting of shareholders in 2018 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES

Robin Buchanan	393,200,462	1,363,625	677,608	13,438,442
Stephen F. Cooper	392,717,188	1,846,661	677,846	13,438,442
Isabella D. Goren	393,778,040	786,358	677,297	13,438,442
Robert G. Gwin	387,387,327	5,867,632	1,986,736	13,438,442

The election of two individuals to serve as members of the Management Board until the annual meeting of shareholders in 2018 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Kevin W. Brown	394,331,065	257,131	653,499	13,438,442
Jeffrey A. Kaplan	394,330,718	255,243	655,734	13,438,442

The adoption of the Company’s Dutch statutory annual accounts, as prepared in accordance with Dutch law, for the year ended December 31, 2014 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
406,545,407	94,701	2,040,029

The discharge from liability of members of the Management Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
391,018,724	2,180,067	2,042,904	13,438,442

The discharge from liability of members of the Supervisory Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
391,035,455	2,163,388	2,042,852	13,438,442

The ratification of the Company’s selection of PricewaterhouseCoopers LLP as independent registered public accountants was approved based on the following votes:

FOR	AGAINST	ABSTAIN
406,971,359	1,008,014	700,764

The appointment of PricewaterhouseCoopers N.V. as auditors who will audit the Dutch statutory annual accounts was approved based on the following votes:

FOR	AGAINST	ABSTAIN
406,967,439	1,007,111	705,587

The ratification and approval of the dividends declared by the Management Board, acting with the approval of the Supervisory Board, in respect of the 2014 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
407,768,565	38,082	873,490

The approval, in an advisory vote, of the Company’s executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
389,261,809	5,263,995	715,891	13,438,442

The approval of the authority of the Supervisory Board to issue Company shares or grant rights to subscribe for Company shares for a period of 18 months was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
383,564,972	11,015,935	660,788	13,438,442

The approval of the authority of the Supervisory Board to limit or exclude preemptive rights for Company shares issued pursuant to the prior authority was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
271,178,885	123,386,697	676,113	13,438,442

The approval of the amendment to the LyondellBasell Industries N.V. 2012 Global Employee Stock Purchase Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
392,774,372	627,598	1,839,725	13,438,442

The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s shares was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
392,182,519	1,313,581	1,745,595	13,438,442

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: May 12, 2015	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President